Subsequent events	12 Months Ended
Aug. 31, 2023
Subsequent events
Subsequent events

29. Subsequent events

During the months of September, October and November 2023, the Company issued a total of 103,650 Voting Common Shares to third parties in exchange of sub-contracting services provided to the Company related to marketing and investor relations.

On September 20, 2023, the Company issued 372,870 Voting Common Shares and warrants to purchase Voting Common Shares, respectively as part of the financing rounds for a total cash consideration price of $1,695,388, net of transaction costs of $334,672. The warrants issued are to purchase 372,870 Voting Common Shares of the Company for a period of three years from the grant date at an exercise price at U.S. $4.05.